SCAN TO
VIEW MATERIALS & VOTE

STF TACTICAL GROWTH & INCOME ETF 615 EAST MICHIGAN STREET MILWAUKEE, WISCONSIN 53202	To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com or scan the QR Barcode above
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V75905-S15914	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends that you vote FOR the below proposal:	For	Against	Abstain

To approve an Agreement and Plan of Reorganization (the “Plan”) pursuant to which all of the assets of the STF Tactical Growth & Income ETF will be transferred into the Hennessy Tactical Growth and Income ETF, a newly created series of Hennessy Funds Trust, a Delaware statutory trust registered under the 1940 Act, in exchange for shares of the Hennessy Tactical Growth and Income ETF, which will be distributed pro rata by the STF Tactical Growth & Income ETF to its shareholders, and the Hennessy Tactical Growth and Income ETF will continue the business, and assume the liabilities, of the STF Tactical Growth & Income ETF.
	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on
August 20, 2025:

The Notice, the Proxy Statement/Prospectus, the most recent Annual Report of the
STF Tactical Growth & Income ETF, and Form of Proxy are available at www.proxyvote.com.

V75906-S15914

LISTED FUNDS TRUST

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder constitutes and appoints Kacie G. Briody, and Marissa J. Pawlinski, and each of them singly, with power of substitution, attorneys and proxies for and in the name and place of the undersigned to represent and to vote all shares of the STF TACTICAL GROWTH & INCOME ETF held of record by the undersigned on June 5, 2025, as designated below, at the Special Meeting of Shareholders of the STF TACTICAL GROWTH & INCOME ETF at 615 East Michigan Street, Milwaukee, Wisconsin 53202 on August 20, 2025, at 10:00 a.m., local time, and at any adjournments or postponements thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Trustees’ recommendations , and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Special Meeting or any postponement or adjournment thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

SCAN TO
VIEW MATERIALS & VOTE

STF TACTICAL GROWTH ETF 615 EAST MICHIGAN STREET MILWAUKEE, WISCONSIN 53202	To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com or scan the QR Barcode above
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V75907-S15914	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends that you vote FOR the below proposal:	For	Against	Abstain

To approve an Agreement and Plan of Reorganization (the “Plan”) pursuant to which all of the assets of the STF Tactical Growth ETF will be transferred into the Hennessy Tactical Growth ETF, a newly created series of Hennessy Funds Trust, a Delaware statutory trust registered under the 1940 Act, in exchange for shares of the Hennessy Tactical Growth ETF, which will be distributed pro rata by the STF Tactical Growth ETF to its shareholders, and the Hennessy Tactical Growth ETF will continue the business, and assume the liabilities, of the STF Tactical Growth ETF.
	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on
August 20, 2025:

The Notice, the Proxy Statement/Prospectus, the most recent Annual Report of the
STF Tactical Growth ETF, and Form of Proxy are available at www.proxyvote.com.

V75908-S15914

LISTED FUNDS TRUST

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder constitutes and appoints Kacie G. Briody, and Marissa J. Pawlinski, and each of them singly, with power of substitution, attorneys and proxies for and in the name and place of the undersigned to represent and to vote all shares of the STF Tactical Growth ETF held of record by the undersigned on June 5, 2025, as designated below, at the Special Meeting of Shareholders of the STF Tactical Growth ETF at 615 East Michigan Street, Milwaukee, Wisconsin 53202 on August 20, 2025, at 10:00 a.m., local time, and at any adjournments or postponements thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Trustees’ recommendations , and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Special Meeting or any postponement or adjournment thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE